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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)        March 3, 2003
                                                   ------------------------


                     UNITED AMERICAN HEALTHCARE CORPORATION
 -------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Michigan                       000-18839                 38-25269130
------------------------------       ------------------      -------------------
 (State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                 File Number)         Identification No.)


        300 River Place, Suite 4700, Detroit, Michigan           48207
        ----------------------------------------------           ---------
        (Address of principal executive offices)                 (Zip Code)


         Registrant's telephone number, including area code:

         (313) 393-4571
         -------------------


         1155 Brewery Park Boulevard, Suite 200, Detroit, Michigan 48207
 -------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)



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Item 4.  Changes in Registrant's Certifying Accountant.


         Effective March 3, 2003, United American Healthcare Corporation (the "Company") dismissed and replaced KPMG LLP ("KPMG") with Follmer Rudzewicz PLC ("Follmer Rudzewicz") as the Company's independent accountants engaged to audit its consolidated financial statements for the current fiscal year ending June 30, 2003. The decision to change accountants was made by the Finance and Audit Committee of the Company's Board of Directors. The change was the result of a competitive bidding process involving several accounting firms.

         KPMG's report on the Company's consolidated financial statements for the past two fiscal years ended June 30, 2002 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

         During the Company's two most recent fiscal years ended June 30, 2002, and any subsequent interim period preceding such change in accountants, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure (within the meaning of Item 304(a)(1)(iv) of Regulation S-K), and there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

         During the Company's two most recent fiscal years ended June 30, 2002, and any subsequent interim period preceding such change in accountants, neither the Company nor anyone on its behalf consulted Follmer Rudzewicz regarding (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or (ii) any matter that was either the subject of a disagreement or a reportable event (as described in the preceding paragraph).

         On March 3, 2003, the Company provided to KPMG a copy of the above statements and asked KPMG to furnish it with a letter addressed to the Securities and Exchange Commission ("SEC") stating whether KPMG agrees with the above statements. Such letter from KPMG is unavailable at the time of filing this Report, and the Company has asked KPMG to provide the letter as promptly as possible so that the Company can file it with the SEC within ten business days after the filing of this report and, in any case, within two business days of receipt, as an exhibit to an amendment to this Report. A copy of a related letter which the Company received from KPMG near the close of business on March 3, 2003 is filed as an exhibit to this Report.


Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits.

         The exhibit listed on the Exhibit Index is filed as a part of this Report.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 5, 2003               UNITED AMERICAN HEALTHCARE CORPORATION


                                    By: /s/ William C. Brooks
                                        -----------------------------------
                                        William C. Brooks
                                        President and Chief Executive Officer



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                                  EXHIBIT INDEX

Exhibit No.    Description

  99.1 Letter of KPMG LLP dated March 3, 2003 confirming the end of its auditing engagement.









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